UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 1, 2012
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 4, 2012, Darden Restaurants, Inc. (the “Company”) sold $450,000,000 aggregate principal amount of its 3.350% Senior Notes due 2022 (the “Notes”) pursuant to the provisions of an Underwriting Agreement dated October 1, 2012, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

The Company intends to use the net proceeds from the offering for general corporate purposes, including to repay its 5.625% senior notes due October 2012 and to repay short-term debt.

The Notes were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3, Registration No. 333-169789, filed by the Company with the Securities and Exchange Commission on October 6, 2010.

This Current Report is being filed to report as exhibits certain documents in connection with the sale of the Notes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
1.1
Underwriting Agreement dated October 1, 2012, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

4.1
Officers' Certificate and Authentication Order dated October 4, 2012 for the 3.350% Senior Notes due 2022 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

5.1	Opinion of Hunton & Williams LLP
5.2	Opinion of Douglas E. Wentz, Esq.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ C. Bradford Richmond
C. Bradford Richmond
Senior Vice President and Chief Financial Officer
Date: October 4, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
1.1
Underwriting Agreement dated October 1, 2012, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

4.1
Officers' Certificate and Authentication Order dated October 4, 2012 for the 3.350% Senior Notes due 2022 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

5.1	Opinion of Hunton & Williams LLP
5.2	Opinion of Douglas E. Wentz, Esq.